UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):   July 3, 2006 (June 29, 2006)

Innovo Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

5804 East Slauson Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 725-5516

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On June 29, 2006, we, Innovo Group Inc., held a conference call and webcast to discuss our results from our continuing operations for the period ended May 27, 2006.  A transcript of this conference call and webcast is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 3.01             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 30, 2006, we received a Nasdaq Staff Deficiency Letter from the Nasdaq Listing Qualifications Department indicating that we are not in compliance with Marketplace Rule 4310(c)(4), or the Bid Price Rule, because the closing bid price per share for our common stock has been below $1.00 per share for 30 consecutive trading days.  In accordance with Marketplace Rule 4310(c)(8)(D), we will be provided with 180 calendar days, or until December 27, 2006, to regain compliance with the Bid Price Rule.  This notification has no impact on the listing of our common stock at this time.

To regain compliance with the Bid Price Rule, the closing bid price of our common stock must remain at $1.00 per share or more for a minimum of ten consecutive trading days.  If we do not regain compliance with the Bid Price Rule by December 27, 2006, Nasdaq will determine whether we meet The Nasdaq Capital Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement.  If we meet the initial listing criteria, Nasdaq will notify us that we have been granted an additional 180 calendar day compliance period.  If we are not eligible for an additional compliance period, Nasdaq will provide us written notification that our common stock will be delisted.  At that time, we may appeal Nasdaq’s determination to delist our common stock to the Listings Qualifications Panel.

On June 30, 2006, we issued a press release, which is attached hereto and incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K, regarding the notice of deficiency.

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description

99.1	Transcript of Conference Call on June 29, 2006
99.2	Press Release dated June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVO GROUP INC.
(Registrant)

Date: July 3, 2006	By:	/s/ Marc Crossman
Marc Crossman
Chief Executive Officer, President, Chief Financial Officer and Director
(Principal Executive Officer and Principal Financial Officer)

Exhibit Index

Exhibit
Number	Description

99.1	Transcript of Conference Call on June 29, 2006

99.2	Press Release dated June 30, 2006